UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2011

Commission file number 333-163035

Hyperera, Inc.
((Exact name of registrant as specified in its charter)

Nevada	7370	26-2007556

(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	IRS I.D.

2316 S. Wentworth Ave Chicago, IL	60616
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number:  312-842-2288

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 16, 2011, we filed our first Amended Form 10-Q/A for the period ended September 30, 2010 to reflect the financial statement restatement as set forth in our Form 8-K filed May 13, 2011.  We are filing this Form 8-K/A and related Second Amended Form 10-Q/A for the period ended September 30, 2010 to respond to SEC comments concerning the May 13, 2011 Form 8-K filing.

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The registrant’s board of directors concluded that previously issued unaudited interim financial statements, covering the period January 1, 2010 through September 30, 2010 should no longer be relied upon because of an error in such financial statements as addressed in Accounting Principles Board Opinion No. 20, as may be modified, supplemented or succeeded.

The date of the conclusion regarding the non-reliance on previously issued financial statements, covering the period January 1, 2010 through September 30, 2010 was April 18, 2011.

A brief description of the facts underlying the conclusion to the extent known to the registrant at the time of filing is as follows:

The registrant’s business operation and sales activities were through Hyperera (Beijing) Technology Co, Ltd., which is 100% owned subsidiary of Hyperera, Inc.  Hyperera (Beijing) Technology Co. Ltd. was required to report and comply with all local Chinese tax and accounting rules and regulations.  Based on the Chinese tax accounting principles, the sales revenue and accounts receivable allowed to be realized at sales contract price if the contract price was fair market value. Accordingly, in the previous issued unaudited interim financial statements for nine months ended September 30, 2010, the total software sales revenue of $298,529 was mistakenly recorded when the sales orders and sales contracts were signed.  In fact, Hyperera’s consolidated financial statements should comply with the USA GAAP, instead of any other accounting principles.  In accordance with FASB ASC 985-605-25-3, software revenue if the arrangement does not require significant production, modification, or customization of software, revenue shall be recognized and earned when all of the following criteria are met:
a. Persuasive evidence of an arrangement exists (paragraphs 985-605-25-15 through 25-17).
b. Delivery has occurred (paragraphs 985-605-25-18 through 25-29).
c. The vendor’s fee is fixed or determinable (paragraphs 985-605-25-30 through 25- 40).
d. Collectibility is probable (paragraphs 985-605-25-13 through 25-14 and 985-605-25-30 through 25-40).  Revenues are recognized from product sales upon shipment, which is the point in time when risk of loss is transferred to the customer, net of estimated returns and allowances.  The Company had three sales orders signed for software sales in September 2010, however the software sales were unfinished.  Due to the three hospitals Hyperera intended to install the software are state-owned and need additional approval process for a foreign owned company such as Hyperera (Beijing) Technology Co. Ltd.  to provide our Clinical Information System (CIS) software, our sales orders were still in pending.  According to FASB ASC 985-605-25, there was no software sales revenue recognized.  Accordingly, all software sales entries were reversed, and all other adjustments in the adjusted consolidated financial statements were due to the reverse entries of software sales revenue.  Therefore, the comparative financial statements of prior periods have been adjusted to apply the correct accounting method retrospectively.  The following financial statement line items for the period January 1, 2010 through September 30, 2010 were affected by the change of the financial data.

In the following consolidated financial statements as of September 30, 2010, the error in the previous issued financial statement has adjusted.   The total sales for nine months ended September 30, 2010 were corrected to $162,840; therefore, the total net loss was $93,321.  And the deficit accumulated during the development stage was adjusted to $ (183,565); therefore, the total stockholder’s equity was $491,979 as of September 30, 2010.

HYPERERA, INC
(A Development Stage Enterprise)
CONSOLIDATED BALANCE SHEET

	September 30	September 30
	2010	2010
	(Unaudited)	(Unaudited)
	As Reported	As Adjusted

ASSETS
Current assets:
Cash and cash equivalents	$345,036	$345,036
Accounts receivable, net	191,029	-
Total Current Assets	$536,065	$345,036

Other current assets:
Prepaid expenses	65,000	65,000
Stock subscription receivable	105,144	105,144
Loan to shareholders/officer	-	-
Total Other Current Assets	$170,144	$170,144

TOTAL ASSETS	$706,209	$515,180

LIABILITIES & EQUITY
Current liabilities:
Account payable	$-	$-
Loan from shareholders/officer	98,642	23,201
Payroll liabilities	-	-
Total Current Liabilities	$98,642	$23,201

Stockholders' Equity:
Common stock, $0.001 par value; 200,000,000 shares authorized; 30,029,000 shares issued and outstanding.	$30,029	$30,029
Paid-in capital	$646,141	$646,141
Deficit accumulated during the development stage	(67,977)	(183,565)

Accumulated other comprehensive loss	(626)	(626)

Total Stockholders' Equity	$607,567	$491,979
TOTAL LIABILITIES & EQUITY	$706,209	$515,180

HYPERERA, INC
(A Development Stage Enterprise)
CONSOLIDATED STATEMENT OF OPERATION

					Cumulative from	Cumulative from
	Nine Months	Nine Months	Three Months	Three Months	February 19, 2008 (Date	February 19, 2008 (Date
	Ended September 30	Ended September 30	Ended September 30	Ended September 30	of Inception) Through	of Inception) Through
	2010	2010	2010	2010	September 30, 2010	September 30, 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	As Reported	As Adjusted	As Reported	As Adjusted	As Reported	As Adjusted
Revenues	$461,369	$162,840	$236,029	$-	$527,387	$228,858
Cost of Goods Sold	330,941	148,000	152,941	-	390,939	207,998
Gross Profit	$130,428	$14,840	$83,088	$-	$136,448	$20,860
Operating Expenses:
Research and development	-	-		-	-	-

Selling, general and administrative expenses	108,163	108,163	31,529	31,529	204,490	204,490

Depreciation and amortization expenses	-	-		-	-	-
Total Operating Expenses	$108,163	$108,163	$31,529	$31,529	$204,490	$204,490

Operating Income (Loss)	$22,265	$(93,323)	$51,559	$(31,529)	$(68,042)	$(183,630)
					-	-
Investment income, net	$2	$2	$2	$2	$65	$65
Interest expense, net	-	-	-	-	-	-
Income (loss) before income taxes	22,267	(93,321)	51,561	(31,527)	(67,977)	(183,565)
Income tax expense	-				-	-
Net Income (Loss)	$22,267	$(93,321)	$51,561	$(31,527)	$(67,977)	$(183,565)

Net income (loss) per common share- Basics	$0.00	$(0.00)	$0.00	$(0.00)	$(0.00)	$(0.01)
Net income (loss) per common share- Diluted	$0.00	$(0.00)	$0.00	$(0.00)	$(0.00)	$(0.01)
Other comprehensive loss, net of tax:
Foreign currency translation adjustments	(173)	(173)	(26)	(26)	(626)	(626)
Other comprehensive Income (loss)	$(173)	$(173)	$(26)	$(26)	$(626)	$(626)
Comprehensive Income (Loss)	$22,094	$(93,494)	$51,535	$(31,553)	$(68,603)	$(184,191)

HYPERERA, INC
(A Development Stage Enterprise)
STATEMENT OF STOCKHOLDERS EQUITY (Unaudited)
The Period February 19, 2008 ( Date of Inception) through September 30, 2010

				Deficit
As Adjusted				Accumulated	Accumulated
			Additional	During the	Other	Total
	Common Stock		Paid-in	Development	Comprehensive	Stockholders'
	Shares	Amount	Capital	Stage	Income (Loss)	Equity
Issuance of common stocks to shareholders @0.001 per share on February 19, 2008	20,000,000	$20,000	$-	$-		$20,000

Issuance of common stocks to shareholders @0.03 per share on March 31, 2008	5,200,000	$5,200	$150,800			$156,000

Issuance of common stocks to shareholders @0.03 per share on April 28, 2008	1,400,000	$1,400	$40,600			$42,000

Issuance of common stocks to shareholders @0.03 per share on July 20, 2008	1,200,000	$1,200	$34,800			$36,000

Issuance of common stocks to Williams @0.03 per share on July 20, 2008	139,000	$139	$4,031			$4,170

Adjustment for Exchange rate changes					$(311)	$(311)

Net loss for the period ended December 31, 2008				$(51,611)		$(51,611)
Balance, December 31, 2008	27,939,000	$27,939	$230,231	$(51,611)	$(311)	$206,248

Issuance of common stocks to shareholders @0.20 per share on December 15, 2009	60,000	$60	$11,940			$12,000

Adjustment for Exchange rate changes					$(142)	$(142)

Net loss for the period ended December 31, 2009				$(38,633)		$(38,633)
Balance, December 31, 2009	27,999,000	$27,999	$242,171	$(90,244)	$(453)	$179,473

Issuance of common stocks to shareholders @0.20 per share on September 30, 2010	2,030,000	$2,030	$403,970			$406,000

Adjustment for Exchange rate changes					$(173)	$(173)

Net loss for the period ended September 30, 2010				$(93,321)		$(93,321)
Balance, September 30, 2010	30,029,000	$30,029	$646,141	$(183,565)	$(626)	$491,979

HYPERERA, INC
(A Development Stage Enterprise)
CONSOLIDATED STATEMENT OF CASH FLOWS

					Cumulative from
	Nine Months	Nine Months	Three Months	Three Months	February 19, 2008	Cumulative from
	Ended September 30	Ended September 30	Ended September 30	Ended September 30	(Date of Inception) to	February 19, 2008 (Date of Inception) to
	2010	2010	2010	2010	September 30, 2010	September 30, 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	As Reported	As Adjusted	As Reported	As Adjusted	As Reported	As Adjusted
Operating Activities:
Net Income (Loss)	$22,267	$(93,321)	$51,561	$(31,527)	$(67,977)	$(183,565)
Adjustments to reconcile net income to net cash provided by operating activities:
Non-cash portion of share based legal fee expense	-	-	-	-	4,170	4,170
Account receivable	(191,029)	-	(138,529)	-	(191,029)	-
Prepaid expenses	83,600	83,600	110,324	83,600	(65,000)	(65,000)
Loan to shareholders/officer	-	-	-	-	-	-
Account payable	-	-	-	-	-	-
Payroll liabilities	-	-	-	-	-	-
Loan from shareholders	45,011	(30,430)	13,884	(14,833)	98,642	23,201
Net cash provided by operating activities	$(40,151)	$(40,151)	$37,240	$37,240	$(221,194)	$(221,194)

Investing Activities:
Net cash provided by investing activities	$-	$-	$-	$-	$-	$-

Financing Activities:
Proceeds from issuance of common stock	300,856	300,856	300,856	300,856	566,856	566,856
Net cash provided by financing activities	$300,856	$300,856	$300,856	$300,856	$566,856	$566,856

Effect of Exchange Rate on Cash	$(173)	$(173)	$(26)	$(26)	$(626)	$(626)
Net increase (decrease) in cash and cash equivalents	$260,532	$260,532	$338,070	$338,070	$345,036	$345,036
Cash and cash equivalents at beginning of the year	$84,504	$84,504	$6,966	$6,966	$-	$-
Cash and cash equivalents at end of year	$345,036	$345,036	$345,036	$345,036	$345,036	$345,036

Supplemental schedule of non-cash investing and financing activities:
Common stock issued pursuant to stock subscription receivable (Note D)	$105,144	$-	$105,144	$-	$105,144	$105,144

Zhiyong Li, CEO and an authorized officer of the registrant, discussed with the registrant’s board directors and registered independent accountant the matters disclosed in this filing pursuant to this Item 4.02(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Hyperera, Inc.

Dated: 05/26/2011	By:	/s/ Zhiyong Li
Zhiyong Li
Chief Executive Officer